Putnam
Tax-Free
Health Care
Fund

SEMIANNUAL REPORT

November 30, 1996

[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* "Before you go out on a muni-bond buying spree, consider a few tips. Stick with AAA-rated issues or even safer 'prerefunded'. . . bonds that are backed by Treasuries to avoid worrying about credit risk."

                              -- Business Week, December 16, 1996

* "Putnam Tax-Free Health Care Fund is the quintessential credit research fund. Through upgrades and prerefundings, the portfolio has reached an unprecedented level of quality. We will continue to invest only in those companies who can meet our stringent credit standards on their own merit."

                                     -- Triet M. Nguyen, manager
                                Putnam Tax-Free Health Care Fund

       CONTENTS

 4     Report from Putnam Management

 9     Fund performance summary

12     Portfolio holdings

17     Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

(copyright) Karsh, Ottawa

Dear Shareholder:

The first half of Putnam Tax-Free Health Care Fund's fiscal 1997, the six months ended November 30, 1996, presented a significantly brighter municipal bond market environment than that which had prevailed in the preceding months. As the fiscal year's first half unfolded, the municipal bond market began to develop a degree of serenity, closing the semiannual period in an almost upbeat mood.

During the period, Triet Nguyen was appointed your fund's manager, succeeding Howard Manning, who has assumed other duties within Putnam's Tax-Exempt Bond Group. Triet has been a member of the group since 1985. He has 16 years of investment experience.

In the report that follows, Triet discusses the events and strategies that drove your fund's performance during the fiscal year's first half and takes a look at prospects for the second half.

Respectfully yours,

/S/George Putnam

George Putnam

Chairman of the Trustees

January 15, 1996



Report from the Fund Manager
Triet Nguyen

In a world filled with a multitude of investment choices, careful selection can make or break results, and whether a portfolio merely reflects the performance of the general market or outperforms the averages depends on the subjective component of management's value added. In the case of Putnam Tax-Free Health Care Fund, much of this added value comes in the form of credit research.

Thanks in large part to Putnam's extensive capability for credit analysis, which enables us to identify undervalued situations nationwide, your fund was a locomotive of total return over the six months ended November 30, 1996. An improving interest rate and political environment, strong sector fundamentals, and on-target credit judgments all helped the fund to outperform its competitive index as it continued to generate an attractive level of income and price appreciation.

Your fund provided a total return of 6.96% at net asset value for the period, which compares favorably with the 6.50% return of the Lehman Brothers Municipal Bond Index. The fund's return at market price was 2.42%. You will find longer-term and competitive performance in the tables that start on page 9.

Stability grew into positive momentum for municipal bonds as investors approached summer 1996. Mired in concerns about political agendas and economic uncertainties earlier in the year, the tax-exempt market gained ground as the possibility of tax reform faded and the campaign season progressed. Prices improved further when reports confirmed that the economy was growing at a moderate pace and inflation remained well under control -- a pattern that appears to be sustainable in the coming months.



* HEALTH CARE: GROWING DEMAND MEETS LIMITED SUPPLY

Health care was one of the top-performing municipal bond sectors in 1996, with a combination of strong investor demand, scant supply, and improving industry fundamentals pushing prices higher. Demand stemmed from a growing number of investors who were drawn to health-care bonds by their higher yields and by trends of increasing efficiency and profitability among health-care providers. Health care has not incurred some of the more conspicuous problems endured by other sectors; as such, it has attracted yield-seeking investors who have turned away from more troubled areas.

Although the demand for health-care bonds has increased, the supply remains limited. Mergers and consolidations have reduced the total number of independent hospitals in the country. This, in turn, not only has reduced the need for new bond issuance but often has removed some of the outstanding supply of bonds. With virtually no new hospital construction or capital projects scheduled in the foreseeable future, there appears to be little new supply on the horizon. This relationship of strong demand and limited supply should continue to bode well for the prices of health-care bonds.

[GRAPHIC PIE CHART OMITTED]

PORTFOLIO QUALITY OVERVIEW*
Aaa--31.9%
Aa--1.1%
A--4.9%
Baa--26.5%
Ba--29.7%
B--4.6%
D--0.1%
VMIG1--1.2%

Footnote reads:
*As a percentage of market value as of 11/30/96. A bond rated Baa or higher is considered investment grade. All ratings reflect Moody's descriptions, unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.

* PORTFOLIO SELECTIONS DRIVE PERFORMANCE

While the overall investment climate provided a favorable backdrop for health-care investors, the real story of your fund's success over this period lies in our securities selection. Our portfolio strategy was threefold:

(bullet) Invest only in those issuers that meet Putnam's stringent credit standards on their own merit

(bullet) Select bonds that generate an attractive stream of income

(bullet) Target the best investment values

Credit analysis is paramount in the health-care sector. With all of the consolidation that has taken place among health-care providers, many investors have focused on issuers whose attributes made them good candidates for an eventual takeover. As stand-alone credits, however, those issuers may or may not exhibit what we consider to be solid financial credentials. In contrast, Putnam's philosophy is to invest only in those issuers that we believe have the financial strength to prosper independently.

Of course, issuers that are attractive investments on their own merit may also be attractive candidates for acquisition. This was the case with the former Merrit Perralta, a California health-care provider. We invested in the company's bonds at the fund's inception. Our investment occurred at a point when a series of negative events had caused the securities to be downgraded from Baa to Ba and we were able to take advantage of distressed price levels. We believed the bonds were undervalued and had the potential for considerable improvement, in both their creditworthiness and their prices. Our point of investment was actually the bottom of the issuer's credit cycle. Merrit Perralta merged to become Summit Medical Center and the bonds were later upgraded to investment-grade status. To culminate this chain of events, the bonds were recently prerefunded, which raised their credit rating to BBB.

* PREREFUNDINGS UPGRADE PORTFOLIO QUALITY

Other fund positions, such as the bonds for Inter-Church Residences in Connecticut and United Hospital in Pennsylvania, also were prerefunded. The United Hospital bonds accounted for approximately 2% of the fund's net assets. In a prerefunding, new bonds are issued to replace older debt. The proceeds from the sale of these new bonds are usually invested in top-quality securities such as U.S. Treasury bonds which are then pledged to pay off the older debt. A prerefunding immediately improves the credit quality of the older bonds because of the safety of principal represented by these high-quality securities. Often the safety implied by a prerefunding helps boost the bonds' prices.

TOP 10 HOLDINGS*

Sierra Vista,  Arizona, Industrial Development Authority
Hospital revenue bonds (Sierra Vista Community Hospital) 81/2s, 12/1/21

Bexar County (Texas) Health Facilities Development Corp.
Revenue bonds (St. Luke's Lutheran Hospital) 7.9s, 5/1/11

New Jersey Health Care Facilities Financing Authority
Revenue bonds (Kimball Medical Center) Series C, 8s, 7/1/13

Kansas City, Missouri, Industrial Development Authority
Health facilities revenue bonds (Park Lane Medical Center) 83/4s, 1/1/15

San Francisco City and County Airports
Inverse floating bond, Financial Guaranty Insurance Co. 7.964s, 5/1/25

Dickinson County (Michigan)
Hospital revenue bonds (Memorial Hospital System) 81/8s, 11/1/24

Largo Sun Coast (Florida) Health System
Revenue bonds 6.3s, 3/1/20

Montgomery County (Pennsylvania)
Higher Education and Health Authority
Hospital revenue bonds (United Hospital) Series B, 83/8s, 11/1/11

Michigan State Hospital Financing Authority
Revenue bonds (Garden City Hospital) 81/2s (BB), 9/1/17

Connecticut State Development Authority
First mortgage revenue bonds (Inter-Church Residences, Inc.) 95/8s,
4/1/21

Footnote reads:
* These holdings represent 25.7% of the fund's net assets as of 11/30/96. Holdings will vary over time.

Prerefundings had other positive influences on the portfolio during the period. The relatively high coupons and shorter maturities of the prerefunded bonds enhanced our strategy of seeking a high level of income and minimizing interest-rate risk. Furthermore, we are continuing to select holdings with an eye toward managing the fund's call exposure in order to provide a more stable dividend stream.

* OUTLOOK: OPTIMISTIC -- WITH A WATCHFUL EYE

We approach 1997 with cautious optimism for both the health-care sector and the municipal bond market overall. On the positive side, we expect a continuation of many of the trends these areas have experienced so far, including strong demand and limited supply. Furthermore, we expect that moderate economic growth and low inflation will set the stage for a relatively stable interest-rate environment in the year ahead.

On a more watchful note, certain trends bear monitoring. As a sector, health care is starved for capital. The well-established liquid providers have fairly easy access to capital, but those that are less creditworthy do not. In addition, while the health-care industry as a whole has increased in profitability, many providers have not built up sufficient cash reserves to see them through emergencies.

We expect credit analysis and security selection, therefore, to play an even more critical role in investment performance than it has in the past. No longer do we expect investors to be able to ride the wave of opportunity associated with merger-and-acquisition activity. We will continue to seek credits that we believe are financially sound as independent entities and have considerable potential for capital appreciation.

While we expect to find undervalued situations in health care, the possibility exists that the sector as a whole could come under some temporary price pressure. In that case, the fund also may employ its flexibility to invest a certain portion of its assets in other investment sectors. By discovering and evaluating undervalued situations, we believe that, over the long term, your fund will continue to reward shareholders with attractive income and solid capital appreciation.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/96, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam Tax-Free Health Care Fund is designed for investors seeking high current income free from federal income tax and consistent with preservation of capital through a portfolio of securities in the health-care sector.

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

TOTAL RETURN FOR PERIODS ENDED 11/30/96

                                     NAV                Market value
------------------------------------------------------------------------
6 months                            6.96%                   2.42%
------------------------------------------------------------------------
1 year                              8.53                   11.05
------------------------------------------------------------------------
3 years                            21.54                   13.48
Annual average                      6.72                    4.31
------------------------------------------------------------------------
Life of fund
(since 6/29/92)                    45.94                   23.82
Annual average                      8.93                    4.95
------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 11/30/96

                              Lehman Bros.
                                Municipal                 Consumer
                               Bond Index              Price Index
------------------------------------------------------------------------
6 months                            6.50%                   1.28%
------------------------------------------------------------------------
1 year                              5.89                    3.26
------------------------------------------------------------------------
3 years                            19.32                    8.78
Annual average                      6.06                    2.84
------------------------------------------------------------------------
Life of fund
(since 6/29/92)                    37.15                   13.12
Annual average                      7.41                    2.83
------------------------------------------------------------------------

Performance data represent past results and do not reflect future performance. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value, and market price will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.

TOTAL RETURN FOR PERIODS ENDED 12/31/96
(most recent calendar quarter)

                                    NAV                  Market value
------------------------------------------------------------------------
6 months                            6.14%                    5.32%
------------------------------------------------------------------------
1 year                              7.60                    14.26
------------------------------------------------------------------------
3 years                            19.74                    15.09
Annual average                      6.19                     4.80
------------------------------------------------------------------------
Life of fund (since 6/29/92)       45.94                    25.66
Annual average                      8.74                     5.20
------------------------------------------------------------------------

Performance data represent past results and do not reflect future performance. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value, and market price will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION
6 months ended 11/30/96

                                        NAV
------------------------------------------------------------------------
Distributions (number)                   6
------------------------------------------------------------------------
Income1                                 $0.45
------------------------------------------------------------------------
  Total                                 $0.45
------------------------------------------------------------------------
Share value:                         NAV                 Market price
------------------------------------------------------------------------
5/31/96                            $14.11                  $13.500
------------------------------------------------------------------------
11/30/96                            14.60                   13.375
------------------------------------------------------------------------
Current return:
------------------------------------------------------------------------
End of period
------------------------------------------------------------------------
Current dividend rate2               6.17%                    6.73%
------------------------------------------------------------------------
Taxable equivalent3                 10.22                    11.14
------------------------------------------------------------------------

1For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2Income portion of most recent distribution, annualized and divided by NAV or market price at end of period.

3Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.



TERMS AND DEFINITIONS

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.

COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.




Portfolio of investments owned
November 30, 1996 (Unaudited)

                   Key to Abbreviations
                   AMBAC      --AMBAC Indemnity Corporation
                   COP        --Certificate of Participation
                   FGIC       --Financial Guaranty Insurance Company
                   FHA Insd.  --Federal Housing Administration Insured
                   FSA        --Financial Security Assurance
                   G.O. Bonds --General Obligation Bonds
                   IFB        --Inverse Floating Rate Bonds
                   IF COP     --Inverse Floating Rate Certificate of Participation
                   MBIA       --Municipal Bond Investors Assurance Corporation
                   VRDN       --Variable Rate Demand Notes
MUNICIPAL BONDS AND NOTES  (97.0%) *
PRINCIPAL AMOUNT                                                                                     RATINGS**          VALUE

Arizona  (6.5%)
-----------------------------------------------------------------------------------------------------------------------------
       $3,965,000  Payson, Indl. Dev. Auth. Hosp. Rev. Bonds (Payson Regl. Med. Ctr. Inc.),
                   7.7s, 10/1/23                                                                     B/P         $  3,637,884
        1,875,000  Pinal Cnty., Indl. Dev. Auth. Rev. Bonds (Casa Grande Regl. Med. Ctr.),
                   Ser. A, 8 1/8s, 12/1/22                                                           BB/P           2,109,375
        6,440,000  Sierra Vista, Indl. Dev. Auth. Hosp. Rev. Bonds (Sierra Vista Cmnty. Hosp.),
                   8 1/2s, 12/1/21                                                                   BBB/P          7,317,450
                                                                                                                  -----------
                                                                                                                   13,064,709

California  (9.8%)
-----------------------------------------------------------------------------------------------------------------------------
        2,035,000  CA Hlth. Fac. Fin. Auth. Rev. Bonds (Summit Med. Ctr.), Ser. A, 7 1/2s, 5/1/09    BBB            2,233,413
        4,000,000  Corona, COP (Hosp. Syst. Inc.), Ser. C, 8 3/8s, 7/1/11                            B/P            4,250,000
        3,000,000  San Bernardino Cnty., IF COP (PA-100-Med. Ctr. Fin.), MBIA, 8.918s, 8/1/28
                   (acquired 6/27/95, cost $3,237,720)(double dagger)                                AAA/P          3,933,750
        4,750,000  San Francisco, City & Cnty. Arpts. IFB, FGIC, 7.964s, 5/1/25 (acquired 1/3/96,
                   cost $5,354,105)(double dagger)                                                   Aaa            5,135,938
        4,145,000  Valley Hlth. Syst. COP, 6 7/8s, 5/15/23                                           BBB/P          4,279,713
                                                                                                                  -----------
                                                                                                                   19,832,814

Connecticut  (3.9%)
-----------------------------------------------------------------------------------------------------------------------------
                   CT State Dev. Auth. 1st Mtge. Rev. Bonds (Inter-Church Residences Inc.)
        3,500,000  9 5/8s, 4/1/21                                                                    AAA/P          4,313,750
        1,200,000  9 1/2s, 5/1/13                                                                    AAA/P          1,473,000
        2,000,000  CT State Hlth. & Edl. Fac. Auth. Rev. Bonds (Norwalk Health Care Inc.),
                   Ser. A, 8.7s, 7/1/22                                                              BB/P           2,170,000
                                                                                                                  -----------
                                                                                                                    7,956,750

Florida  (4.6%)
-----------------------------------------------------------------------------------------------------------------------------
        4,865,000  Largo, Sun Coast Hlth. Syst. Rev. Bonds, 6.3s, 3/1/20                             BBB            4,712,969
        2,600,000  Orange Cnty., Hlth. Fac. Auth. IFB, Ser. 91-C, MBIA, 9.101s, 10/29/21             Aaa            2,990,000
        1,325,000  Palm Beach Cnty., Hlth. Fac. Auth. Rev. Bonds (JFK Med. Ctr. Inc.),
                   8 7/8s, 12/1/18                                                                   Aaa            1,472,406
                                                                                                                  -----------
                                                                                                                    9,175,375

Georgia  (1.1%)
-----------------------------------------------------------------------------------------------------------------------------
        2,000,000  GA Muni. Elec. Auth. Special Obligation Rev. Bonds (Fifth Crossover),
                   Ser. Project One, AMBAC, 6.4s, 1/1/13                                             Aaa            2,250,000

Illinois  (1.9%)
-----------------------------------------------------------------------------------------------------------------------------
        3,545,000  IL Dev. Fin. Auth. Rev. Bonds (Cmnty. Rehab. Providers Fac.), 8 3/4s, 7/1/11      BB/P           3,797,581

Kentucky  (1.9%)
-----------------------------------------------------------------------------------------------------------------------------
        2,000,000  Jefferson Cnty., Hosp. IFB (Alliant Hlth. Syst.), MBIA, 9.009s, 10/1/14           Aaa            2,247,500
        1,425,000  Muhlenberg Cnty., Hosp. Rev. Bonds (Muhlenberg Cmnty. Hosp.), 9 1/2s, 8/1/10      AAA            1,576,406
                                                                                                                  -----------
                                                                                                                    3,823,906

Maryland  (2.0%)
-----------------------------------------------------------------------------------------------------------------------------
        2,850,000  Berlin, Hosp. Rev. Bonds (Atlantic Gen. Hosp. Fac.), 8 3/8s, 6/1/22               BB/P           3,042,375
        1,000,000  Prince Georges Cnty., Hosp. Rev. Bonds (Greater Southeast Healthcare
                   Syst.), 6 3/8s, 1/1/23                                                            Baa              985,000
                                                                                                                  -----------
                                                                                                                    4,027,375

Massachusetts  (16.6%)
-----------------------------------------------------------------------------------------------------------------------------
                   MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
        2,225,000  (St. Joseph's Hosp.), Ser. C, 9 1/2s, 10/1/20                                     Aaa            2,539,281
        3,300,000  (Waltham-Weston Hosp. & Med. Ctr.), Ser. B, 8 3/8s, 7/1/15                        Baa            3,564,000
        2,500,000  (Norwood Hosp.), Ser. E, 8s, 7/1/12                                               BB             2,578,125
        4,000,000  (Rehab. Hosp. Cape & Islands), Ser. A, 7 7/8s, 8/15/24                            BB/P           4,250,000
        1,000,000  (Beth Israel Hosp.), Ser. D, 7 3/4s, 7/1/08                                       A              1,077,500
        3,250,000  (MA Eye & Ear Infirmary), Ser. A, 7 3/8s, 7/1/11                                  BBB            3,315,000
        2,000,000  (Charlton Memorial Hosp.), Ser. B, 7 1/4s, 7/1/07                                 A              2,185,000
        2,830,000  (Cooley Dickinson Hosp.), Issue A, 7 1/8s, 11/15/18                               AAA/P          3,275,725
        3,500,000  (Sisters Providence Hlth. Syst), Ser. A, 6 5/8s, 11/15/22                         BBB            3,548,125
        4,075,000  (Ctr. for New England Hlth. Syst.), Ser. A, 6 1/8s, 8/1/13                        BBB            3,626,750
                   MA State Indl. Fin. Agcy. Rev. Bonds
          975,000  (Odd Fellows Home of MA), 9.6s, 1/1/15                                            BB             1,043,250
        2,250,000  (Morton Hosp. & Med. Ctr.), Ser. A, 8 3/4s, 7/1/11                                Aaa            2,489,063
                                                                                                                  -----------
                                                                                                                   33,491,819

Michigan  (12.3%)
-----------------------------------------------------------------------------------------------------------------------------
        4,500,000  Dickinson Cnty., Hosp. Rev. Bonds (Memorial Hosp. Syst.), 8 1/8s, 11/1/24         BBB            4,966,875
                   MI State Hosp. Fin. Auth. Rev. Bonds
        2,370,000  (Garden City Hosp.), prerefunded 8 1/2s, 9/1/17                                   Aaa            2,820,300
        4,130,000  (Garden City Hosp.), 8 1/2s, 9/1/17                                               BB             4,388,125
        1,500,000  (Detroit-Macomb Hosp. Corp.), Ser. A, 7.4s, 6/1/13                                BB             1,507,500
        1,750,000  (Sinai Hospital), 6.7s, 1/1/26                                                    Baa            1,800,313
        3,000,000  MI State Strategic Fund Rev. Bonds (Mercy Svcs. for Aging), 9.4s, 5/15/20         BBB            3,390,000
        1,500,000  Pontiac Hosp. Fin. Auth. Rev. Bonds, 6s, 8/1/23                                   Baa            1,423,125
        1,390,000  Tawas City Hosp. Fin. Auth. Rev. Bonds (St. Joseph's Hosp.),
                   Ser. A, 8 1/2s, 3/15/12                                                           BB             1,435,022
        3,000,000  Waterford, Econ. Dev. Corp. Rev. Bonds (Canterbury Hlth. Care), 8 3/8s, 7/1/23    BB/P           3,168,750
                                                                                                                  -----------
                                                                                                                   24,900,010

Minnesota  (0.7%)
-----------------------------------------------------------------------------------------------------------------------------
        1,300,000  Rochester, Hlth. Care Fac. Rev. Bonds (Olmsted Med. Group), 7 1/2s, 7/1/19        BB/P           1,369,875

Missouri  (2.6%)
-----------------------------------------------------------------------------------------------------------------------------
        4,800,000  Kansas City, Indl. Dev. Auth. Hlth. Fac. Rev. Bonds (Park Lane Med. Ctr.),
                   8 3/4s, 1/1/15                                                                    BB             5,142,000

New Hampshire  (1.0%)
-----------------------------------------------------------------------------------------------------------------------------
        1,910,000  NH Higher Edl. & Hlth. Fac. Auth. Rev. Bonds (Alice Peck Day Memorial Hosp.),
                   9 3/8s, 11/1/20                                                                   BB             2,103,388

New Jersey  (4.6%)
-----------------------------------------------------------------------------------------------------------------------------
                   NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
        3,600,000  (St. Elizabeth Hosp.), Ser. B, 8 1/4s, 7/1/20                                     BBB            3,973,500
        5,000,000  (Kimball Med. Ctr.), Ser. C, 8s, 7/1/13                                           BBB            5,375,000
                                                                                                                  -----------
                                                                                                                    9,348,500

New York  (1.2%)
-----------------------------------------------------------------------------------------------------------------------------
        2,500,000  NY City VRDN, 3.55s, 2/1/22                                                       VMIG1          2,500,000

Ohio  (1.1%)
-----------------------------------------------------------------------------------------------------------------------------
        2,039,675  Holland, Indl. Dev. Mtge. Rev. Bonds (Spring Meadow Extended Care),
                   FHA Insd., 11s, 4/15/13                                                           A/P            2,187,551

Pennsylvania  (11.5%)
-----------------------------------------------------------------------------------------------------------------------------
        3,000,000  Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds (Divine Providence Hosp.),
                   Ser. B, 8 3/4s, 1/1/14                                                            AAA/P          3,270,000
        3,175,000  College Township, Indl. Dev. Auth. 1st Mtge. Hlth. Facs. Rev. Bonds
                   (Nittany Valley Rehab. Hosp.), 7 5/8s, 11/1/07                                    BB/P           3,460,750
        2,000,000  Langhorne Manor Boro Higher Ed. Hlth. Auth. Rev. Bonds (Lower -Bucks Hosp.),
                   7.35s, 7/1/22                                                                     Ba             1,950,000
        1,800,000  Lebanon Cnty., Good Samaritan Hosp. Auth. Rev. Bonds, Ser. B, 8 1/4s, 11/1/18     AAA            2,027,250
        4,000,000  Montgomery Cnty., Higher Ed. & Hlth. Auth. Hosp. Rev. Bonds (Utd Hosp.),
                   Ser. B, 8 3/8s, 11/1/11                                                           AAA            4,515,000
        1,000,000  Philadelphia, Hosp. & Higher Ed. Fac. Rev. Bonds (Graduate Hlth. Syst.),
                   Ser. B, 6 1/4s, 7/1/13                                                            Ba               968,750
        2,950,000  Philadelphia, Hosp. & Higher Ed. Fac. Auth. Hosp. IFB, FGIC, 6.712s, 3/4/12       Aaa            2,850,438
        1,285,000  Philadelphia, Hosp. & Higher Ed. Fac. Auth. Rev. Bonds, 7 1/4s, 7/1/18            Ba             1,339,613
        2,610,000  York Cnty., Indl. Dev. Auth. lst Mtge. Hlth. Fac. Rev. Bonds (Rehabilitation
                   Hosp. of York), 7 1/2s, 9/1/07                                                    BB/P           2,753,550
                                                                                                                  -----------
                                                                                                                   23,135,351

Puerto Rico  (0.5%)
-----------------------------------------------------------------------------------------------------------------------------
        1,000,000  Cmnwlth. of PR, Hwy. & Trans. Auth. Hwy. Rev. Bonds, Ser. X, 5s, 7/1/22           A                910,000

Tennessee  (1.6%)
-----------------------------------------------------------------------------------------------------------------------------
        1,279,840  Meigs Cnty., Hlth. Edl. & Hsg. Fac. Board Rev. Bonds (Meigs Cnty., Hlth. Ctr.),
                   FHA Insd., 12s, 7/15/25                                                           A/P            1,475,016
        1,700,000  Metropolitan Govt. Nashville & Davidson Cnty., Tenn. Wtr. & Swr. IFB,
                   AMBAC, 8.317s, 1/1/22                                                             Aaa            1,793,500
                                                                                                                  -----------
                                                                                                                    3,268,516

Texas  (7.7%)
-----------------------------------------------------------------------------------------------------------------------------
        3,650,000  Amarillo, Hlth. Fac. Hosp. Corp. IFB (High Plains Baptist Hosp.),
                   FSA, 9.149s, 1/3/22                                                               Aaa            4,206,625
        5,000,000  Bexar Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds (St. Luke's Lutheran Hosp.),
                   7.9s, 5/1/11                                                                      AAA            5,906,250
        1,040,000  Cherokee Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds (Nancy Travis Memorial
                   Hosp.), 10s, 5/15/13                                                              B/P            1,141,400
        1,595,000  Montgomery Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds (Woodlands Med.
                   Ctr.), 8.85s, 8/15/14                                                             A/P            1,718,612
        2,000,000  North Central TX Hlth. Fac. Dev. Corp. IFB (Baylor Hlth. Care Syst.),
                   Ser. B, 7.93s, 5/15/08                                                            Aa             2,180,000
        1,415,000  Tarrant Cnty., Hlth. Facs. Dev. Corp. Hosp. Rev. Bonds (Cmnty. Hlth.
                   Care Foundation. Inc.), 10 1/8s, 4/1/21 (In default)+                             D                283,000
                                                                                                                  -----------
                                                                                                                   15,435,887

Vermont  (0.9%)
-----------------------------------------------------------------------------------------------------------------------------
        1,870,000  VT Edl. & Hlth. Bldg. Fin. Agcy. Rev. Bonds, 6 1/4s, 9/1/18                       BBB            1,858,313

Virginia  (0.6%)
-----------------------------------------------------------------------------------------------------------------------------
        1,000,000  Fairfax Cnty., Indl. Dev. Auth. IFB (Fairfax Hosp. Syst.),
                   Ser. C, 9.827s, 8/29/23                                                           AAA            1,246,250

Washington  (1.3%)
-----------------------------------------------------------------------------------------------------------------------------
        2,250,000  Grant Cnty., Pub. Hosp. Dist. No. 1 Rev. Bonds (Samaritan Hosp.),
                   9 1/4s, 9/1/10                                                                    BBB            2,522,813

West Virginia  (1.1%)
-----------------------------------------------------------------------------------------------------------------------------
        2,000,000  Randolph Cnty., Rev. Bonds (Davis Memorial Hosp.),
                   Ser. A, 7.65s, 11/1/21                                                            Baa            2,167,500
-----------------------------------------------------------------------------------------------------------------------------
                   Total Investments (cost $186,023,128)***                                                       195,516,283
-----------------------------------------------------------------------------------------------------------------------------

*                Percentages indicated are based on net assets of $201,517,974.

** The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at November 30, 1996 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at November 30, 1996.
                 Securities rated by Putnam are indicated by "/P" and are not publicly rated.

*** The aggregate identified cost on a tax basis is $186,023,128, resulting in gross unrealized appreciation and depreciation of $11,812,739 and $2,319,584, respectively, or net unrealized appreciation of $9,493,155.

(double dagger)  Restricted, excluding 144A securities, as to public resale.
                 The total market value of restricted securities held at November 30, 1996 was $9,069,688 or 4.5% of net assets.

                 The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at November 30, 1996.

+                Non-income producing security.

                 The accompanying notes are an integral part of these financial statements.




Statement of assets and liabilities
November 30,1996 (Unaudited)

Assets
----------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $186,023,128) (Note 1)                                           $195,516,283
----------------------------------------------------------------------------------------------
Cash                                                                                 3,691,992
----------------------------------------------------------------------------------------------
Interest receivable                                                                  3,652,948
----------------------------------------------------------------------------------------------
Receivable for securities sold                                                         170,000
----------------------------------------------------------------------------------------------
Unamortized organization expenses (Note 1)                                               4,489
----------------------------------------------------------------------------------------------
Total assets                                                                       203,035,712

Liabilities
----------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                1,035,459
----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                           348,982
----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                              24,835
----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                            6,124
----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                             1,235
----------------------------------------------------------------------------------------------
Other accrued expenses                                                                 101,103
----------------------------------------------------------------------------------------------
Total liabilities                                                                    1,517,738
----------------------------------------------------------------------------------------------
Net assets                                                                        $201,517,974

Represented by
----------------------------------------------------------------------------------------------
Paid-in capital  (Note 1)                                                         $191,840,206
----------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                           581,421
----------------------------------------------------------------------------------------------
Accumulated net realized loss on investment (Note 1)                                  (396,808)
----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                           9,493,155
----------------------------------------------------------------------------------------------
Total - Representing net assets applicable to capital shares outstanding          $201,517,974

Computation of net asset value:
----------------------------------------------------------------------------------------------
Net asset value per share ($201,517,974 divided by
13,807,168 shares)                                                                      $14.60
----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Statement of operations
Six months ended November 30, 1996 (Unaudited)

Tax exempt interest income:                                            $7,281,816
---------------------------------------------------------------------------------

Expenses:
---------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                          697,329
---------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                             98,618
---------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                          12,061
---------------------------------------------------------------------------------
Administrative services (Note 2)                                            3,676
---------------------------------------------------------------------------------
Amortization of organization expenses (Note 1)                              4,174
---------------------------------------------------------------------------------
Reports to shareholders                                                    26,977
---------------------------------------------------------------------------------
Auditing                                                                   12,470
---------------------------------------------------------------------------------
Legal                                                                       4,276
---------------------------------------------------------------------------------
Postage                                                                    85,732
---------------------------------------------------------------------------------
Exchange listing fees                                                      12,130
---------------------------------------------------------------------------------
Other                                                                       8,444
---------------------------------------------------------------------------------
Total expenses                                                            965,887
---------------------------------------------------------------------------------
Expense reduction (Note 2)                                                (31,275)
---------------------------------------------------------------------------------
Net expenses                                                              934,612
---------------------------------------------------------------------------------
Net investment income                                                   6,347,204
---------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                          342,244
---------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                           685,409
---------------------------------------------------------------------------------
Net unrealized appreciation of investments during the period            5,600,563
---------------------------------------------------------------------------------
Net gain on investments                                                 6,628,216
---------------------------------------------------------------------------------
Net increase in net assets resulting from operations                  $12,975,420
---------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Statement of changes in net assets
                                                             Six months ended             Year ended
                                                                  November 30                 May 31
                                                                  ----------------------------------
                                                                         1996*                  1996
----------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
----------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------
Net investment income                                               $6,347,204           $12,973,551
----------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                              1,027,653              (224,233)
----------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments                                                       5,600,563              (257,999)
----------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                12,975,420            12,491,319
----------------------------------------------------------------------------------------------------
Distributions to shareholders:
----------------------------------------------------------------------------------------------------
From net investment income                                          (6,212,502)          (12,814,984)
----------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                              6,762,918              (323,665)
----------------------------------------------------------------------------------------------------
Net assets
----------------------------------------------------------------------------------------------------
Beginning of period                                                194,755,056           195,078,721
----------------------------------------------------------------------------------------------------
End of period (including undistributed net investment
income of $581,421 and $446,719, respectively)                    $201,517,974          $194,755,056
----------------------------------------------------------------------------------------------------
Number of fund shares
----------------------------------------------------------------------------------------------------
Shares outstanding at beginning and end of period                   13,807,168            13,807,168
----------------------------------------------------------------------------------------------------

*Unaudited

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

                                                           Six months ended
                                                             November 30
                                                             (Unaudited)                             Year ended May 31
                                                          ----------------------------------------------------------------
                                                                    1996                 1996                 1995
                                                          ----------------------------------------------------------------
Net asset value, beginning of period                              $14.11               $14.13               $14.29
--------------------------------------------------------------------------------------------------------------------------
Investment operations
--------------------------------------------------------------------------------------------------------------------------
Net investment income                                                .46                  .94                  .96
--------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments               .48                 (.03)                 .03
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                     .94                  .91                  .99
--------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------------------------------------
From net investment income                                          (.45)                (.93)               (1.01)
--------------------------------------------------------------------------------------------------------------------------
From net realized gains on investments                                --                   --                 (.14)
--------------------------------------------------------------------------------------------------------------------------
Total distributions                                                 (.45)                (.93)               (1.15)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $14.60               $14.11               $14.13
--------------------------------------------------------------------------------------------------------------------------
Market value, end of period                                      $13.375              $13.500              $13.375
--------------------------------------------------------------------------------------------------------------------------
Total investment return at market value (%)(a)                      2.42*                8.74                 1.20
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                        $201,518             $194,755             $195,079
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(b)                       .49*                 .92                  .90
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)            3.21*                6.62                 6.85
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                              4.47*              44.68                39.44
--------------------------------------------------------------------------------------------------------------------------





Financial highlights (continued)
(For a share outstanding throughout the period)
                                                                                         For the Period
                                                                                          June 29, 1992
                                                                                          (commencement
                                                                                         of operations)
                                                                Year ended May 31            to May 31
                                                          ----------------------------------------------------
                                                                             1994                 1993
                                                          ----------------------------------------------------
Net asset value, beginning of period                                       $14.73               $13.89(c)
--------------------------------------------------------------------------------------------------------------
Investment operations
--------------------------------------------------------------------------------------------------------------
Net investment income                                                         .98                  .95(d)
--------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                       (.22)                 .80
--------------------------------------------------------------------------------------------------------------
Total from investment operations                                              .76                 1.75
--------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------------------------
From net investment income                                                  (1.01)                (.84)
--------------------------------------------------------------------------------------------------------------
From net realized gains on investments                                       (.19)                (.07)
--------------------------------------------------------------------------------------------------------------
Total distributions                                                         (1.20)                (.91)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $14.29               $14.73
--------------------------------------------------------------------------------------------------------------
Market value, end of period                                               $14.375              $14.625
--------------------------------------------------------------------------------------------------------------
Total investment return at market value (%)(a)                               6.46                 3.75*
--------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                 $197,326             $203,408
--------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(b)                                .91                  .49(d)*
--------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                     6.58                 6.71(d)*
--------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                      36.92                69.11 *
--------------------------------------------------------------------------------------------------------------

 *  Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended
    May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Represents initial net asset value of $13.95 less offering expenses of approximately $0.06.

(d) Reflects an expense limitation in effect during the period.
    As a result of such limitation, expenses for the fund reflect a reduction of $0.05 per share.




Notes to financial statements
November 30, 1996 (Unaudited)

Note 1
Significant accounting policies

The fund is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund seeks as high a level of current income exempt from federal income tax as Putnam Investment Management, Inc., ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes is consistent with preservation of capital by investing primarily in a portfolio of tax-exempt securities in the health care sector of the tax-exempt securities market.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The fair value of restricted securities is determined following procedures approved by the Trustees and such valuations and procedures as reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed).

Interest income is recorded on the accrual basis.

C) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 1996, the fund had a capital loss carryover of approximately $1,269,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

     Loss Carryover                  Expiration
   ------------------             ----------------
     $  186,000                     May 31, 2003
      1,083,000                     May 31, 2004

D) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

E) Amortization of bond premium and discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on original issue bonds are accreted according to the effective yield method.

F) Unamortized organization expenses Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares were $41,646. These expenses are being amortized on a straight line basis over a five-year period.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services, is paid quarterly based on the average net assets of the fund. Such fee is based on the annual rate of 0.70% of average net assets.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc.

Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended November 30, 1996, fund expenses were reduced by $31,275 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $770 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Plan.

The Fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the Fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchase and sales of securities

During the six months ended November 30, 1996, purchases and sales of investment securities other than short-term investments aggregated $8,660,252 and $12,318,439 respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.



Results of December 5, 1996 shareholder meeting


A meeting of shareholders of the fund was held on December 5, 1996. At the meeting, each of the nominees for Trustees was elected, as follows:

                                                           Votes
                                 Votes for               withheld
                                -----------             ----------

Jameson Adkins Baxter            8,375,179                190,257
Hans H. Estin                    8,366,035                199,401
John A. Hill                     8,376,802                188,634
Ronald J. Jackson                8,374,204                191,232
Elizabeth T. Kennan              8,372,539                192,897
Lawrence J. Lasser               8,376,176                189,260
Robert E. Patterson              8,374,476                190,960
Donald S. Perkins                8,368,407                197,029
William F. Pounds                8,372,190                193,246
George Putnam                    8,375,153                190,283
George Putnam, III               8,376,937                188,499
Eli Shapiro                      8,350,393                215,043
A.J.C. Smith                     8,376,330                189,106
W. Nicholas Thorndike            8,374,270                191,166

A proposal to ratify the selection of Price Waterhouse LLP as auditors for the fund was approved as follows: 8,374,900 votes for, and 58,839 votes against, with 131,697 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to diversification was approved as follows: 6,917,693 votes for, and 301,899 votes against, with 1,345,844 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in the securities of a single issuer was approved as follows: 6,780,879 votes for, and 397,363 votes against, with 1,387,194 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to making loans was approved as follows: 6,552,941 votes for, and 625,600 votes against, with 1,386,895 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to concentration of its assets was approved as follows:
6,764,499 votes for, and 385,731 votes against, with 1,416,206 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in commodities was approved as follows: 6,493,533 votes for, and 699,150 votes against, with 1,372,753 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in securities of issuers in which management of the fund or Putnam Investment Management, Inc. owns securities was approved as follows: 6,583,194 votes for, and 602,510 votes against, with 1,379,732 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to margin transactions was approved as follows: 6,403,058 votes for, and 781,508 votes against, with 1,380,870 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to short sales was approved as follows: 6,405,876 votes for, and 780,334 votes against, with 1,379,226 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to pledging assets was approved as follows: 6,370,900 votes for, and 790,372 votes against, with 1,404,164 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in certain oil, gas and mineral interests was approved as follows: 6,563,545 votes for, and 613,590 votes against, with 1,388,301 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investing to gain control of a company's management was approved as follows: 6,602,305 votes for, and 537,183 votes against, with 1,425,948 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in other investment companies was approved as follows: 6,633,147 votes for, and 512,613 votes against, with 1,419,676 abstentions and broker non-votes.

All tabulations are rounded to nearest whole number.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

Jerome J. Jacobs
Vice President

Triet Nguyen
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer


Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time for up-to-date information about the fund's NAV.



PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
---------------------

29949-168   1/97